                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

(X)     Preliminary Proxy Statement
( )     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
( )     Definitive Proxy Statement
( )     Definitive Additional Materials
( )     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                      NEWLANDS OIL & GAS INC.
--------------------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)     No fee required
( )     Fee computed on table below per Exchange Act Rules
        14a-6(i)(1) and 0-11.

     1)     Title of each class of securities to which transaction applies:

     2)     Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed maximum aggregate value of transaction:

     5)     Total fee paid:

( )     Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                     NEWLANDS OIL & GAS INC.
                 #515 - 3440 Wilshire Boulevard
                 Los Angeles, California  90010

                                                 November 21, 2000

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Newlands Oil & Gas Inc., which will be held on December 15, 2000 at 11:00 a.m., Pacific Standard Time at Suite
1880, Royal Centre, 1055 West Georgia Street, Vancouver, British
Columbia V6E 3P3.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


                                   Sincerely,

                                   /s/ Douglas Yee

                                   Douglas Yee
                                   President

                      NEWLANDS OIL & GAS INC.
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         November 21, 2000

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Newlands Oil and Gas Inc. (the "Common Stock") will be held at Suite 1880, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3P3 on December 15 , 2000 at 11:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect directors.

2. To approve the amendment to the articles of incorporation to change the name of the Company to "PC-EPhone, Inc.";

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on October 24, 2000 are entitled to notice of, and to vote at, this meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Negar Towfigh

                                 Negar Towfigh, Secretary

November 21, 2000


                           IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE
EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.   Sending in
your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                     NEWLANDS OIL & GAS INC.
                 #515 - 3440 Wilshire Boulevard
                 Los Angeles, California  90010

                                                 November 21, 2000

                PROXY STATEMENT FOR ANNUAL MEETING
                         OF SHAREHOLDERS
                   TO BE HELD DECEMBER 15, 2000

This Proxy Statement, which was first mailed to shareholders on or about November___, 2000 is furnished in connection with the solicitation of proxies by the Board of Directors of Newlands Oil & Gas Inc. (the "Company" or "Newlands"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 11:00 a.m. on December 15, 2000 at Suite 1880, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3P3 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on October 24, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On October 24, there were 12,547,167 shares of common stock outstanding, held of record by 27 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                              MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held on December 15, 2000 at Suite 1880, Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia V6E 3P3 at 11:00 a.m. Pacific Standard Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on October 24, 2000 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 12,547,167 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 27 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mail, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Negar Towfigh, Secretary, at 1403 Chippendale Road, West Vancouver, British Columbia V7S 2N7.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to: (a) elect directors; and (b) amend the articles of incorporation to change the name of the Company to "PC-EPhone, Inc.".

VOTE REQUIRED

One-third (33.33%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The affirmative vote of a majority of those shares in favor of the proposed amendment to the articles of incorporation to change the name of the Company to "PC-EPhone, Inc." will be necessary in order to approve the agreement and amendment, and the nominees receiving the five (5) highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR approval of the proposed amendment to the Company's articles of incorporation and FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware).

Under the rules of the NASD, brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE
INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                           PROPOSAL 1
                           ----------

                      ELECTION OF DIRECTORS
                      ---------------------

Directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name                Age       Appointed to Office
----                ---       -------------------
Douglas Yee          32       September 12, 2000
Terrence E. King     45       Not applicable
Alan Crawford        46       March 10, 1999
Greg Burnett         38       March 10, 1999
Negar Towfigh        27       February 16, 1999

DOUGLAS YEE (Age 32), President, Treasurer, and a Director of the
Company.    Mr. Yee was Director of Finance of Conor Pacific
Environmental Technologies Inc. from 1997 to June 2000. From 1996 to 1997, Mr. Yee was Treasurer and Corporate Controller of Triton Mining Corporation. At Royal Oak Mines Inc., between 1992 and 1996, Douglas Yee worked in various positions: Controller, Manager of Taxation, Assistant Treasurer and Corporate Accountant. All these companies are or were listed on the Toronto Stock Exchange ("TSE"). Mr. Yee has been involved in the analysis and acquisition of several environmental companies. He has participated in contract negotiations, reviewed joint venture agreements and prospectuses, and prepared numerous financial schedules. Mr. Yee is a Chartered Accountant and graduated with honors from the University of British Columbia in 1990 with a Bachelor of Commerce in Accounting. Mr. Yee has taught several courses at the School of Chartered Accountancy and the Institute of Chartered Accountants of BC.

TERRENCE E. KING (Age 45), Mr. King is a principal at Holmes & King, An Association of Lawyers and Law Corporations. Mr. King was admitted to the British Columbia Bar in 1982 and is a member of the British Columbia Law Society and Canadian Bar Association.
 Mr. King graduated from the University of British Columbia with a Bachelor of Arts (Political Science) and, subsequently, a Bachelor of Law in 1982. Mr. King's principal area of law practice is Securities and Corporate Finance, Corporate and Commercial.

ALAN CRAWFORD (Age 46), a Director of the Company. Mr. Crawford is the founder of the Techven Finance Group of Companies, doing business in Vancouver, Canada and Edinburgh, Scotland since 1991. Mr. Crawford's public company experience includes the formation, financing and management of companies on the TSE, CDNX, NASDAQ, German markets and the London Stock Exchange. Related experience includes corporate financing strategies, mergers and acquisitions, investor relations and business planning. Alan Crawford has personally founded, financed and managed four successful public companies.

Mr. Crawford is currently a director of the following public companies: Camflo Resources Ltd., ONA Energy Inc.,Venture Pacific Development Corporation, First Tower Enterprises Ltd., Northern Hemisphere Developments, International Catalyst Ventures and Northern Continental Resources Inc. Mr. Crawford has a Master of Business Administration (MBA) honors, 1993, from the University of Edinburgh, where he majored in technology finance and marketing. He received his Chartered Financial Planning designation (CFP honors) accreditation in 1987. His other related qualifications include: UK Securities Certification (1993), Canadian Securities Certification
(1984), Licensed Options Certification (1985) and Licensed Commodities Certification (1985).

GREG BURNETT (Age 38), a Director of the Company. Since 1989, Mr. Burnett has been the owner and President of Carob Management Ltd, a company specializing in structuring and managing public companies.
 Mr. Burnett is President and a director of Orko Gold Corporation, a Canadian Venture Exchange (" CDNX") listed junior gold exploration company, and he is the President and a director of Tri-Lateral Ventures Corp. He is also the Secretary/Treasurer and a director of Commercial Consolidators Corp., a CDNX listed advanced international trading company. Additionally, Mr. Burnett serves on the board of directors and provides consulting services to the following public companies: Starfire International Technologies Inc., an Internet adviertising company; Pender Capital Corp., a granite quarrying and processing company; Camflo Resources Ltd., a junior resource exploration company; Ocean Ventures Inc. (formerly CellDirect Captial Corp., a holding company; East Asia Gold Corp., a junior gold exploration company; First Harbor Enterprises Inc., a capital pool company; First Castle Enterprises Inc., a capital pool company; and

Rat International (Marketing) Inc., a junior industrial company.
Mr. Burnett dedicates approximately 10% of his time to the corporate operations of the Company. Mr. Burnett holds Master of Business Administration and Bachelor of Applied Science (Civil Engineering) degrees from the University of British Columbia.

NEGAR TOWFIGH (Age 27), a Director and Secretary of the Company. Ms. Towfigh is Corporate Secretary of First Goldwater Resources Inc. and Venture Pacific Development Corporation, as well as a number of other CDNX listed companies. She is Vice President and Secretary of Habanero Resources Inc. In February 1999, Ms. Towfigh began consulting and currently runs her own consulting firm where she specializes in structuring companies from incorporation to a public listing on the CDNX, Pink Sheets, or OTCBB; she assists companies with initial public offerings; and handles all regulatory filings. She has previously been employed from 1995 to January 1999 in the investment industry with several brokerage houses including Canaccord Capital Corporation, Nesbitt Burns Inc., RBC Dominion and Pacific International Securities Inc. She graduated with a Bachelor of Commerce in Finance from the University of British Columbia in 1995.


INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") has a Compensation Committee comprised of Greg Burnett, Alan Crawford and Graeme Sewell. The Compensation Committee was created on November 9, 2000 and has not yet had a meeting. The Board met four (4) times during the last fiscal year as issues were raised. All directors attended 75% or more of the aggregate number of Board meetings. The current Board includes Douglas Yee, Graeme Sewell, Alan Crawford, Greg Burnett, and Negar Towfigh. Basic information regarding Douglas Yee, Alan Crawford, Greg Burnett and Negar Towfigh is provided above under "Nominees". Information regarding Graeme Sewell is shown below. The Board does not have standing audit or nominating committees.

GRAEME SEWELL (Age 33), Vice President of Finance and a Director of the Company. Mr. Sewell is president of Condor Goldfields Inc. and Habanero Resources Inc., and a director of First Goldwater Resources Inc., all these companies are listed on the Canadian Venture Exchange ("CDNX"). He is also a director of Venture Pacific Development Corp., which is listed on the CDNX and OTCBB. He is currently the President of Herrimen Oil & Gas Inc. (a private company). Mr. Sewell has participated in the financing of oil and gas, resource and technology companies. He has 10 years experience in finance and accounting and is responsible for negotiating contracts and arranging financings for a number of public and private companies. Mr. Sewell was an investment advisor at Canaccord Capital Corporation from February 1996 until November 1998. Mr. Sewell was employed in the area of sales at Canaccord Capital Corporation from August 1994 to January 1996 and worked as an accountant previous to that at Amisano & Company from June 1991 to August 1994.


This is the Company's first annual meeting of shareholders.

The directors do not receive any compensation from the Company.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company:

                    Annual Compensation Table

	           Annual Compensation	    Long-term Compensation
                                Other   Re-                        All
Name and                        Annual  stricted                   other
Principal                       Compen- Stock   Options  LTIP      Compen-
Position  Year Salary   Bonus($)sation  Awarded  /SARs  Payouts    sation
--------- ---- -------- ------- ------- ------- ------- ---------- -------
Allen
Sewell    1999 $40,000(1)  $0      $0     $0       0      $0        $0
President,
Treasurer
Director

Graeme
Sewell    1999 $30,000(2)  $0      $0     $0       0      $0        $0
Vice
President
of Finance
Director

Negar
Towfigh   1999 $0          $0      $0     $0       0      $0        $0
Secretary,
Director

Alan
Crawford  1999 $0          $0      $0     $0       0      $0        $0
Director

Greg
Burnett   1999 $0          $0      $0     $0       0      $0        $0
Director
--------------------------------------------------------------------------
(1) Allen Sewell received US$4,000/month from March 1999 up until Aug.31, 2000.
(2) Graeme Sewell received US$3,000/month from March 1999 up until Aug.31, 2000.

There can be no assurance that the amounts of compensation actually paid, or the persons to whom it is paid for 2000, will not differ materially from the above 1999 amounts.

Options
-------

There are no options outstanding to any of the Company's officers or director. The Board approved a Stock Option Plan on November 2, 2000 and will seek confirmation by shareholders within one year.


   THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.


                            PROPOSAL 2
                            ----------

  AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE
  --------------------------------------------------------------
           THE COMPANY'S NAME TO "PC-EPhone, Inc."
           ---------------------------------------

Proposal 2 is to approve an amendment to the Articles of Incorporation to change the name of the Company to PC-EPhone, Inc. On or about October 24, 2000, the Company changed its principal focus from oil and gas exploration to technology, communications and electronics. Accordingly, the Board believes that it would be appropriate to change the name of the Company to PC-EPhone, Inc. to reflect current and future business operations. For these reasons management believes the name change will bring more value to the Company than will be lost by discarding the name Newlands Oil & Gas, Inc.

    THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS AMENDMENT.

             MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC Bulletin Board under the trading symbol "NWOG". As of October 19, 2000, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board were $5 1/16 per share and $5.00 per share, respectively. On November 20, 2000, the latest practicable trading day before the printing of this Proxy Statement, the high and low sales prices of the Common Stock on the OTC Bulletin Board were both $6 1/16 per share.

As of November16, 2000 there were 28 record holders of the Company's common stock.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The high and low sales price of the Common Stock on the OTC
Bulletin Board during the past two years by quarter are as follows:

                          High              Low
                          ----              ---
2000  Third Quarter     5 1/16            3 1/2
      Second Quarter    10 1/8            23/32

                      SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the Company's knowledge no person beneficially owns more than ten percent (10%) of the outstanding shares of the Company's common stock as of November 16, 2000 or as of a date of the filing by any such person of a Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

The above information is based on 12,547,167 shares of common stock outstanding as of November 16, 2000.

	SECURITY OWNERSHIP OF CERTAIN MANAGEMENT OF THE COMPANY

The following table sets forth information, as of October 24, 2000, concerning the Company's common stock owned by: (i) each director;
(ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 1999 and were serving as executive officers at the end of fiscal 1999; and
(iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days.
 Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

           Name and Address                Number of Shares   Percent
Class      of Beneficial Owner             Beneficial Owned   of class*
---------  ------------------------------  ----------------   --------

Common     Douglas Yee                              500,000      3.98%
           #1890 - 401 West Georgia Street
           Vancouver, British Columbia
           V6B 5A1

Common     Allen Sewell                                   0      0.00%
           101 Church Bay Road
           Saturna Island
           British Columbia V0N 2Y0

Common     Graeme Sewell                               500       0.01%**
           5501 Cliffridge Place
           North Vancouver, British Columbia
           V7R 4S2

Common     Alan Crawford                                 0        0.0%
           #300 - 750 West Pender Street
           Vancouver, British Columbia
           V6C 2T7

Common     Greg Burnett                                  0        0.0%
           #604-750 West Pender Street
           Vancouver, British Columbia

Common     Negar Towfigh                            48,000       0.38%
           #1388 - 885 West Georgia Street
           Vancouver, Briticsh Columbia
           V6C 3E8

Common     All Officers and Directors
           As a Group (6 persons)                  548,500       4.37%
--------------------------------------------------------------------------
*Based on 12,547,167 shares of common stock outstanding as of October 24,
2000
**less than .01%

                         16(a) DISCLOSURE

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act since incorporation.

--------------------------------------------------------------------------
                              Number    Transactions   Known Failures
                              of Late   Not Timely     To File a
Name and principal position   Reports   Reported       Required Form
--------------------------------------------------------------------------
Douglas Yee, Director,
President, CEO, Treasurer        1          0          None
Negar Towfigh,
Director, Secretary              0          0             1
Greg Burnett, Director           0          0             1
Alan Crawford, Director          0          0             1
Graeme Sewell, Director          0          0             1
VP of Corporate Finance
--------------------------------------------------------------------------


                      ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Amisano Hanson, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1999. Such financial statements can be found in the Company's 10K filed on March 30, 2000 and are incorporated by reference in this Proxy Statement.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(i) the Company's Registration Statement filed on Form 10-SB with the Commission on June 11, 1999;

(ii) the Company's Annual Report filed on Form 10-KSB with the Commission on March 30, 2000;

(iii) the Company's Quarterly Reports filed on Form 10-QSB on
May 12, 2000, September 20, 2000 and November 7, 2000.


All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                         ANNUAL MEETING

The 2000 Annual Meeting of Shareholders of the Company will be held at 11:00 a.m. on December 15, 2000 at Suite 1880, Royal Centre,
1055 West Georgia Street, Vancouver, British Columbia V6E 3P3.

                          OTHER MATTERS

The Board, as of November 21, 2000 was not aware of any matters to be presented for action at the Annual Meeting other than the approval of the amendment of the Company's articles of incorporation and the election of the directors, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's 1999 Annual Report on Form 10-KSB, incorporating the Company's audited financial statements for the year ended December 31, 1999, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to the Secretary of the Company, 1403 Chippendale Road, West Vancouver, British Columbia V7S 2N7.

By Order of the Board of Directors
of Newlands Oil & Gas Inc.

/s/ Douglas Yee
_______________________________
DOUGLAS YEE
President

                       NEWLANDS OIL & GAS INC.
                               PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF NEWLANDS OIL & GAS INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas Yee and Negar Towfigh, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at December 15, 2000, 11:00 a.m.. Pacific Standard Time, and at any adjournments thereof.
       Please mark your votes as indicated   [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

1.  Election of directors:  Douglas Yee, Terrence E. King, Alan
Crawford, Greg Burnett, and Negar Towfigh.

                       FOR Election             NOT FOR Election
                       of directors               of directors
                            [_]                        [_]

Except vote withheld from following nominee(s) listed above.

___________________________	________________________

2. Amendment of the Company's Articles of Incorporation to change the Company's name to "PC-EPhone, Inc."
                       FOR Amendment          NOT FOR Amendment
                            [_]                        [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                   Dated:  __________________,2000


___________________________	___________________________


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